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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 6, 2001, in Amendment No. 1 to the Registration Statement (Form 10 No. 000-32987) of Colony RIH Holdings, Inc. dated August 24, 2001.


                                                           /s/ Ernst & Young LLP
Philadelphia, Pennsylvania
August 24, 2001